--------------------------------------------------------
Seligman
New Jersey
Tax-Exempt
Fund, Inc.
--------------------------------------------------------
8th Annual Report
September 30, 1995


--------------------------------------------------------

(JWS LOGO GOES HERE)


To the Shareholders


We are pleased to update you on Seligman New Jersey Tax-Exempt Fund for the fiscal year ended September 30, 1995.

   During the past 12 months, total dividends for Class A shares were $0.391 per share. The net asset value of Class A shares was $7.59 per share on September 30, up from $7.40 a year ago. For Class D shares, total dividends were $0.332 per share. The net asset value of Class D shares was $7.67 per share on September 30, up from $7.48 a year ago. A capital gain distribution of $0.103 per share was paid on November 17, 1994, to Class A and D shareholders of record November 10, 1994.

   The past 12 months have been a particularly turbulent period for fixed-income markets. During the fourth quarter of 1994, a strengthening economy continued to fuel fears of an acceleration in the inflation rate. By mid-November, municipal bond yields had climbed to their highest levels since 1991. Investors, until now conspicuous by their absence, were attracted by higher yields and cautiously began buying. The municipal market, however, was still trying to absorb an oversupply of inventory as well as attempting to overcome the aftershocks of the Orange County, California, debacle and thus improved at a slower rate than the U.S. Treasury market. As 1994 came to a close, the bond market recovery was firmly under way. The Federal Reserve Board's (FRB) decision on February 1 to once again raise the federal funds rate helped to sustain the rally by boosting investor confidence in the FRB's ability to contain inflation.

   The U.S. economy finally began to exhibit signs of moderating during the second quarter of 1995, spurring further declines in long-term yields. The FRB, encouraged by economic reports, voted on July 6 to lower the federal funds rate in order to minimize the risk of a recession. While the bond markets initially reacted positively to this news, it wasn't long before the next round of economic reports proved surprisingly robust, prompting speculation that the economy was not as weak as believed. Long-term yields reversed their decline and spiked sharply, dashing hopes of an imminent FRB easing. The municipal market began to improve in late August as signs of economic strength abated. By September 30, long-term yields were essentially unchanged from a year ago.

   For much of the past year, municipal market participants have been focusing on tax reform legislation. Investors, concerned about the impact on the tax-exempt status of municipal securities, have been demanding higher yields as compensation. Currently, long-term municipal bonds, compared with taxable bonds, are the most attractive they have been all year.

   A discussion with your Portfolio Manager about your Fund, along with highlights of performance, long-term investment results, portfolio holdings, and financial statements, follows this letter.

   For any additional information about Seligman New Jersey Tax-Exempt Fund, or your investment in its shares, please write or call using the toll-free telephone numbers listed on page 15 of this report.

By order of the Board of Directors,

/s/ William Morris
    William C. Morris
    Chairman

                                 /s/ Brian T. Zino
                                     Brian T. Zino
                                     President
November 3, 1995

Seligman New Jersey Tax-Exempt Fund, Inc.

Highlights  September 30, 1995            Class A         Class D
Net Assets (millions)                      $73.6            $1.2
Yield*                                       4.14%           3.57%
Dividends**                                 $0.391          $0.332
Capital Gain Distributions**                $0.103          $0.103
Net asset value per share                   $7.59           $7.67
Maximum offering price per share            $7.97           $7.67
Moody's/S&P Ratings+
Aaa/AAA                                             69%
Aa/AA                                               15
A/A                                                 13
Baa/BBB                                              3
Holdings by Market Sector(dagger)
Revenue Bonds                                       77%
General Obligation Bonds                            23
Weighted Average Maturity (years)                   18.8

 *Current yield representing the annualized yield for the 30-day period ended September 30, 1995.
**Represents per share amount paid or declared during the year ended
  September 30, 1995.
 +Percentages based on current market value of long-term holdings.
Note: The yields have been computed in accordance with current SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A small portion of the Fund's income dividends may be subject to applicable state and local taxes and to the federal alternative minimum tax. Past performance is not indicative of future investment results.

Annual Performance Overview

The following is a biography of your Portfolio Manager, a discussion with him regarding Seligman New Jersey Tax-Exempt Fund, and a chart and table comparing your Fund's performance to the performance of the Lehman Brothers Municipal Bond Index.

Your Portfolio Manager

(Photo of Thomas G. Moles goes here)

Thomas G. Moles is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund, and Vice President and Senior Portfolio Manager of the Seligman tax-exempt mutual funds which include 19 separate portfolios. He is responsible for more than $2 billion in tax-exempt securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's tax-exempt efforts since joining the firm in 1983.

Factors Affecting Seligman New Jersey Tax-Exempt Fund
"In general, the investment environment for municipal securities in 1995 was much more advantageous than in 1994. Looking back, interest rates continued to move higher during the fourth quarter of 1994 as negative market sentiment prevailed. The net asset values on long-term municipal bond mutual funds, including your Fund, declined as a result. The municipal market was further impacted by the Orange County, California, bankruptcy, which undermined confidence in the market.

"During the first half of 1995, yields on municipal bonds trended lower as the economy exhibited signs of moderating. The municipal market, however, underperformed the U.S. Treasury market due to concerns regarding tax reform. During the third quarter, stronger-than-expected economic reports caused a brief spike in interest rates. By September 30, however, the overall decline in long-term yields over the past 12 months had caused the net asset value of your Fund to improve."

Your Manager's Investment Strategy
"For much of the past year, there has been little difference between yields on 20-year and 30-year municipal bonds. We took advantage of the narrow yield spread and shortened maturities where opportunities allowed. By implementing this strategy, the Fund was able to maintain yields while lessening volatility.

"As the bond market gradually improved, your Fund assumed a less defensive posture. Shorter-term prerefunded positions were reduced and replaced with long-term bonds, as long-term bonds generally realize greater price appreciation than shorter-term bonds in a declining interest rate environment.

"The Fund continues to concentrate new purchases in higher-quality municipal bonds. The market has not been offering enough of an additional yield on lower-rated bonds to compensate for their increased risk. In addition, the Fund has focused on bonds issued to provide for essential services, such as water and sewer facilities, transportation projects, etc. These bonds generally offer increased security because revenues derived from the projects are often pledged as repayment for the principal and interest on the bonds."

Looking Ahead
"The municipal market faces many challenges in the months to come. With the Federal government shifting more and more responsibilities to individual states, we are concerned about the impact on state budgets. Additionally, the possibility exists that future tax reform legislation may affect the tax-exempt status of municipal securities. At present, however, tax reform is not a consideration in our decision making process. We will continue to stay abreast of the latest developments and adjust our strategy accordingly. Despite the challenges, we remain optimistic about the prospects for the municipal market. We believe a moderating economy and a vigilant Federal Reserve Board should keep inflation in check and prevent a repeat of the dramatic interest rate increases that occurred in 1994."

Performance Comparison Chart and Table                September 30, 1995

This chart compares a $10,000 hypothetical investment made in Seligman New Jersey Tax-Exempt Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since inception on February 16, 1988, through September 30, 1995, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same periods. The performance of Seligman New Jersey Tax-Exempt Fund Class D shares is not shown in this chart but is included in the table below. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges, and does not reflect state-specific bond market performance.



(The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only. The same is also true for this descriptive paragraph.)

Seligman New Jersey Tax-Exempt Fund

            Class A with  Class A without     Lehman
             sales charge   sales charge       Index
2/16/88       $9,520.00      $10,000.00      $10,000.00
3/31/88       $9,093.00       $9,552.00       $9,883.50
6/30/88       $9,402.00       $9,876.00      $10,075.11
9/30/88       $9,707.00      $10,196.00      $10,333.43
12/31/88     $10,013.00      $10,518.00      $10,526.08
3/31/89      $10,110.00      $10,620.00      $10,595.79
6/30/89      $10,747.00      $11,289.00      $11,223.00
9/30/89      $10,668.00      $11,206.00      $11,230.81
12/31/89     $11,070.00      $11,628.00      $11,661.72
3/31/90      $11,046.00      $11,603.00      $11,713.96
6/30/90      $11,315.00      $11,886.00      $11,987.46
9/30/90      $11,206.00      $11,771.00      $11,994.49
12/31/90     $11,820.00      $12,416.00      $12,511.84
3/31/91      $12,065.00      $12,673.00      $12,794.67
6/30/91      $12,316.00      $12,937.00      $13,067.79
9/30/91      $12,772.00      $13,416.00      $13,575.64
12/31/91     $13,125.00      $13,787.00      $14,030.81
3/31/92      $13,106.00      $13,767.00      $14,072.51
6/30/92      $13,691.00      $14,381.00      $14,605.90
9/30/92      $14,011.00      $14,717.00      $14,994.54
12/31/92     $14,304.00      $15,026.00      $15,267.36
3/31/93      $14,856.00      $15,605.00      $15,834.40
6/30/93      $15,438.00      $16,216.00      $16,352.50
9/30/93      $15,975.00      $16,781.00      $16,905.21
12/31/93     $16,074.00      $16,885.00      $17,143.02
3/31/94      $15,169.00      $15,934.00      $16,201.97
6/30/94      $15,258.00      $16,027.00      $16,380.33
9/30/94      $15,297.00      $16,068.00      $16,492.57
12/31/94     $15,085.00      $15,846.00      $16,256.88
3/31/95      $16,108.00      $16,920.00      $17,405.48
6/30/95      $16,426.00      $17,254.00      $17,824.74
9/30/95      $16,791.00      $17,638.00      $18,337.23



The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1995, for Seligman New Jersey Tax-Exempt Fund Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman New Jersey Tax-Exempt Fund Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.


Average Annual Total Returns

                                                                   Since                                                    Since
                                        One           Five       Inception                                    One        Inception
                                        Year         Years        2/16/88                                     Year        2/1/94
                                        -----        -----        -------                                    -----       ---------
Seligman New Jersey                                                           Seligman New Jersey
Tax-Exempt Fund                                                               Tax-Exempt Fund
   Class A with Sales Charge             4.54%        7.37%        7.04%        Class D with CDSL             7.79%         n/a
   Class A without Sales Charge          9.77         8.42         7.73         Class D without CDSL          8.79         1.70%
Lehman Index                            11.18         8.86         8.32*      Lehman Index                   11.18         3.43

*From 2/29/88.

The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

Portfolio of Investments                                                                                        September 30, 1995
   Face                                                                                                      Ratings        Market
  Amount                                       Municipal Bonds                                          Moody's/S&P+         Value
----------                                                                                              -----------    -----------
$3,750,000   Bergen County, NJ Utility Authority Water Pollution Control Rev., Zero Coupon Bond
               due 12/15/2009                                                                                Aaa/AAA   $ 1,739,250
 2,500,000   Brick Township Municipal Utilities Authority, NJ Rev., 6.50% due 12/1/2012                      Aaa/AAA     2,699,475
 1,000,000   Delran Sewerage Authority, NJ Subordinated Sewer Rev., 7.50% due 3/1/2013                       Aaa/AAA     1,101,820
 1,000,000   Hamilton Township Municipal Utilities Authority, NJ Rev., 6% due 8/15/2017                      Aaa/AAA     1,010,180
 3,000,000   Howell Township, NJ G.O.'s, 6.80% due 1/1/2014                                                  Aaa/AAA     3,248,100
   700,000   Lenape, NJ Regional High School District G.O.'s, 7 5/8% due 1/1/2009                            Aaa/AAA       853,475
 1,250,000   Logan Township, NJ School District Certificates of Participation (Pacificorp Capital, Inc.),
               7% due 6/15/2014                                                                              Aaa/AAA     1,373,175
 1,500,000   Marlboro Township Municipal Utilities Authority Monmouth County, NJ Water Rev.,
               6% due 12/1/2018                                                                              Aaa/AAA     1,514,295
 3,000,000   Mercer County, NJ Improvement Authority Rev. (Resource Recovery Project),
               6.70% due 4/1/2013*                                                                           Aaa/AAA     3,111,990
 3,000,000   Morris County, NJ G.O.'s, 5% due 7/15/2011                                                      Aaa/AAA     2,824,620
 2,250,000   New Jersey Building Authority State Building Rev. (Garden State Savings Bonds),
               Zero Coupon Bond due 6/15/2008                                                                Aa/AA-      1,141,538
 1,000,000   New Jersey Building Authority State Building Rev., 7.20% due 6/15/2013                          Aa/AA-      1,085,310
   500,000   New Jersey Economic Development Authority Rev. (Jersey Central Power &
               Light Co. Project), 7.10% due 7/1/2015                                                        Aaa/AAA       556,510
 1,000,000   New Jersey Economic Development Authority Water Facilities Rev. (Hackensack Water Co.
               Project), 7% due 10/1/2017*                                                                   NR/A        1,033,600
 1,000,000   New Jersey Economic Development Authority Water Facilities Rev. (Hackensack Water Co.
               Project), 7% due 1/1/2019                                                                     Aaa/AAA     1,050,570
 1,000,000   New Jersey Economic Development Authority Water Facilities Rev. (Middlesex Water Co.
               Project), 5.20% due 10/1/2022                                                                 Aaa/AAA       919,900
 3,500,000   New Jersey Economic Development Authority Water Facilities Rev. (New Jersey-American
               Water Co., Inc. Project), 5.50% due 6/1/2023*                                                 Aaa/AAA     3,346,525
 3,000,000   New Jersey Educational Facilities Financing Authority Rev. (Trenton State College),
               7.20% due 7/1/2019                                                                            Aaa/AAA     3,344,040
 1,495,000   New Jersey Health Care Facilities Financing Authority Rev. (Chilton Memorial Hospital),
               5% due 7/1/2013                                                                               A/A-        1,307,721
 1,000,000   New Jersey Health Care Facilities Financing Authority Rev. (St. Clare's Riverside Medical
             Center), 7.75% due 7/1/2014                                                                     Aaa/AAA     1,079,920
 2,000,000   New Jersey Health Care Facilities Financing Authority Rev. (St. Clare's Riverside Medical
               Center), 5.75% due 7/1/2014                                                                   Aaa/AAA     1,986,180
 2,000,000   New Jersey Health Care Facilities Financing Authority Rev. (Hackensack Medical Center),
               6 5/8% due 7/1/2017                                                                           Aaa/AAA     2,124,060
 1,000,000   New Jersey Health Care Facilities Financing Authority Rev. (Holy Name Hospital),
               6.75% due 7/1/2020                                                                            Aaa/AAA     1,061,860
 2,500,000   New Jersey Health Care Facilities Financing Authority Rev. (The Medical Center
               at Princeton), 7% due 7/1/2022                                                                Aaa/AAA     2,760,900
 2,500,000   New Jersey Health Care Facilities Financing Authority Rev. (Englewood Hospital &
               Medical Center), 6.75% due 7/1/2024                                                           Baa/BBB     2,518,600
 1,100,000   New Jersey Housing & Mortgage Finance Agency (Home Mortgage Purchase Rev.),
               7 7/8% due 10/1/2016                                                                          Aaa/AAA     1,152,899
   220,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               7.65% due 10/1/2016                                                                           Aaa/AAA       236,293
 1,000,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               5 3/8% due 4/1/2025*                                                                          Aaa/AAA       895,070
   560,000   New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
               7.70% due 10/1/2029*                                                                          Aaa/AAA       589,803
 1,325,000   New Jersey Wastewater Treatment Trust Loan Rev., 7.25% due 5/15/2006                            Aa/AA       1,420,387
 1,000,000   New Jersey Wastewater Treatment Trust Loan Rev., 7 3/8% due 5/15/2007                           Aaa/AAA     1,094,490
 1,625,000   New Jersey Wastewater Treatment Trust Loan Rev., 7.25% due 5/15/2007                            Aa/AA       1,736,979
 2,000,000   Oradell School District, NJ Certificates of Participation, 7.20% due 10/1/2009                  Aaa/AAA     2,241,100
 1,000,000   Paterson, NJ Water System G.O.'s, 7 1/8% due 7/1/2015                                           Aaa/AAA     1,065,910
 3,000,000   Port Authority of New York & New Jersey Consolidated Rev., 4.75% due 1/15/2029                  A1/AA-      2,469,390
 3,500,000   Salem County, NJ Improvement Authority Rev. (Correctional Facility
               & Courthouse Annex), 5.70% due 5/1/2017                                                       Aaa/AAA     3,448,515
 2,500,000   Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
               (E. I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022*                                        Aa3/AA      2,510,675
 1,750,000   South Jersey Port Corporation, NJ Marine Terminal Rev., 6 7/8% due 1/1/2020                     NR/A+       1,813,000
 5,000,000   Union County, NJ Improvement Authority Rev. (Correctional Facilities), Zero Coupon
               Bond due 6/15/2007                                                                            Aaa/AA+     2,694,200
 2,500,000   University of Medicine & Dentistry of New Jersey, 7.20% due 12/1/2019                           A/AA        2,757,675
 1,000,000   Western Monmouth Utilities Authority, NJ Sewer Rev., 6% due 2/1/2014                            Aaa/AAA     1,006,190
                                                                                                                       -----------
Total Municipal Bonds (Cost $67,975,396)--96.2%                                                                         71,926,190
Variable Rate Demand Notes (Cost $1,200,000)--1.6%                                                                       1,200,000
Other Assets Less Liabilities--2.2%                                                                                      1,624,413
                                                                                                                       -----------
NET ASSETS--100.0%                                                                                                     $74,750,603
                                                                                                                       ===========
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.

See notes to financial statements.

Statement of Assets and Liabilities                                                          For the year ended September 30, 1995

Assets:
Investments, at value:
  Long-term holdings (cost $67,975,396)                                     $71,926,190
  Short-term holdings (cost $1,200,000)                                       1,200,000       $73,126,190
                                                                            -----------
Cash                                                                                              231,780
Interest receivable                                                                             1,303,225
Receivable for Capital Stock sold                                                                 359,456
Expenses prepaid to shareholder service agent                                                      35,411
Other                                                                                               9,855
                                                                                              -----------
Total Assets                                                                                   75,065,917
                                                                                              -----------
Liabilities:
Dividends payable                                                                                 133,501
Payable for Capital Stock repurchased                                                              56,253
Accrued expenses, taxes, and other                                                                125,560
                                                                                              -----------
Total Liabilities                                                                                 315,314
                                                                                              -----------
Net Assets                                                                                    $74,750,603
                                                                                               ==========

Composition of Net Assets:
  Capital Stock, at par ($.001 par value; 50,000,000 shares authorized;
    9,845,254 shares outstanding):
    Class A                                                                                   $     9,690
    Class D                                                                                           155
Additional paid-in capital                                                                     70,758,980
Undistributed net realized gain                                                                    30,984
Net unrealized appreciation of investments                                                      3,950,794
                                                                                              -----------
Net Assets                                                                                    $74,750,603
                                                                                              ===========
Net Asset Value per share:
    Class A ($73,560,792 (divided by) 9,690,206 shares)                                             $7.59
                                                                                                    =====
    Class D ($1,189,811 (divided by) 155,048 shares)                                                $7.67
                                                                                                    =====

See notes to financial statements.


Statements of Changes in Net Assets
                                                                                               Year Ended September 30
                                                                                             ----------------------------
                                                                                                1995              1994
                                                                                             -----------      -----------

Operations:
Net investment income                                                                        $ 3,889,418      $ 4,167,938
Net realized gain on investments                                                                  33,365        1,022,309
Net change in unrealized appreciation of investments                                           2,800,005       (8,662,877)
                                                                                             -----------      -----------
Increase (decrease) in net assets from operations                                              6,722,788       (3,472,630)
                                                                                             -----------      -----------
Distributions to shareholders:
Net investment income:
   Class A                                                                                    (3,838,302)      (4,147,445)
   Class D                                                                                       (51,116)         (20,493)
Net realized gain on investments:
   Class A                                                                                    (1,010,909)        (965,694)
   Class D                                                                                       (13,739)              --
                                                                                             -----------      -----------
Decrease in net assets from distributions                                                     (4,914,066)      (5,133,632)
                                                                                             -----------     ------------

Capital share transactions:*
                                                                        Shares
                                                              -----------------------
                                                              Year Ended September 30
                                                              -----------------------
                                                                1995            1994
                                                              ---------      ---------
Net proceeds from sale of shares:
   Class A                                                      548,270        828,366         4,058,926        6,506,607
   Class D                                                       63,760        140,466           466,899        1,083,038
Shares issued in payment of dividends:
   Class A                                                      305,485        323,064         2,251,536        2,513,538
   Class D                                                        4,801          1,624            35,924           12,377
Exchanged from associated Funds:
   Class A                                                      512,716        150,576         3,727,736        1,154,376
   Class D                                                        1,613             --            12,373               --
Shares issued in payment of gain distributions:
   Class A                                                      109,013         87,409           742,377          699,267
   Class D                                                        1,519                           10,467               --
                                                              ---------      ---------       -----------      -----------
Total                                                         1,547,177      1,531,505        11,306,238       11,969,203
                                                              ---------   ------------       -----------      -----------
Cost of shares repurchased:
   Class A                                                   (1,428,147)    (1,288,638)      (10,436,724)      (9,918,118)
   Class D                                                      (48,118)        (5,241)         (359,695)         (39,659)
Exchanged into associated Funds:
   Class A                                                     (345,862)      (115,220)       (2,493,426)        (886,677)
   Class D                                                         (316)        (5,060)           (2,400)         (37,852)
                                                              ---------   ------------       -----------      -----------
Total                                                        (1,822,443)    (1,414,159)      (13,292,245)     (10,882,306)
                                                              ---------   ------------       -----------      -----------
Increase (decrease) in net assets from
   capital share transactions                                  (275,266)       117,346        (1,986,007)       1,086,897
                                                              =========   ============       -----------      -----------

Decrease in net assets                                                                          (177,285)      (7,519,365)
Net Assets:
Beginning of year                                                                             74,927,888       82,447,253
                                                                                             -----------     ------------
End of year                                                                                  $74,750,603      $74,927,888
                                                                                             ===========      ===========
-------------------
*The Fund began offering Class D shares on February 1, 1994.
See notes to financial statements.

Notes to Financial Statements

1. Seligman New Jersey Tax-Exempt Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to February 1, 1994, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that can be specifically attributed to a particular class, are charged directly to such class.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995, amounted to $3,336,380 and $8,087,718, respectively.

     At September 30, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $4,616,400 and $665,606, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets. During the year ended September 30, 1995, the Manager, at its discretion, waived a portion of its fees equal to $34,752. The management fee reflected in the Statement of Operations represents 0.45% per annum of the Fund's average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $18,565 from the sale of Class A shares, after commissions of $135,667 paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1995, fees paid aggregated $159,902, or 0.22% per annum of the average daily net assets of Class A shares.

     The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1995, fees paid amounted to $11,520, or 1% per annum of the average daily net assets of Class D shares.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1995, such charges amounted to $1,586.

     Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995, Seligman Services, Inc. received commissions of $135 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $4,199, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $117,394 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman
Data Corp.

     Fees of $8,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1995, of $30,675 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Class-specific expenses charged to Class A and Class D during the year ended September 30, 1995, which are included in the corresponding captions of the Statement of Operations, were as follows:
                                       Class A        Class D
                                      --------        -------

Distribution
   and service fees                   $159,902        $11,520
Registration                               894            998
Shareholder reports and
   communications                          809              7

Financial Highlights

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts using average shares outstanding.

     The total return based on net asset value measures the Fund's performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.


                                                                    Class A                                       Class D
                                              ---------------------------------------------------------        ------------------
                                                              Year Ended September 30                          Year        2/1/94*
                                              ---------------------------------------------------------        Ended         to
                                              1995         1994         1993         1992         1991        9/30/95      9/30/94
                                              -----        -----        -----        -----        -----        -----        -----
Per Share Operating Performance:
Net asset value, beginning of period          $7.40        $8.24        $7.74        $7.49        $7.01        $7.48        $8.14
                                              -----        -----        -----        -----        -----        -----        -----
Net investment income                           .39          .41          .42          .44          .44          .33          .23
Net realized and unrealized
  investment gain (loss)                        .29         (.74)         .61          .27          .51          .29         (.66)
                                              -----        -----        -----        -----        -----        -----        -----
Increase (decrease) from
  investment operations                         .68         (.33)        1.03          .71          .95          .62         (.43)
Dividends paid or declared                     (.39)        (.41)        (.42)        (.44)        (.44)        (.33)        (.23)
Distributions from net gain realized           (.10)        (.10)        (.11)        (.02)        (.03)        (.10)          --
                                              -----        -----        -----        -----        -----        -----        -----
Net increase (decrease) in
  net asset value                               .19         (.84)         .50          .25          .48          .19         (.66)
                                              -----        -----        -----        -----        -----        -----        -----
Net asset value, end of period                $7.59        $7.40        $8.24        $7.74        $7.49        $7.67        $7.48
                                              =====        =====        =====        =====        =====        =====        =====

Total return based on
  net asset value                              9.77%       (4.25)%      14.02%        9.70%       13.97%        8.79%       -5.47%
Ratios/Supplemental Data:
Expenses to average net assets                 1.01%         .90%        0.86%        0.85%         .81%        1.89%        1.75%+
Net investment income to
  average net assets                           5.29%        5.24%        5.37%        5.74%        6.02%        4.45%        4.37%+
Portfolio turnover                             4.66%       12.13%       15.90%       27.13%       14.64%        4.66%       12.13%++
Net assets, end of period
(000's omitted)                             $73,561      $73,942      $82,447      $74,256      $65,044       $1,190         $986
Without management fee waiver:**
Net investment income per share                $.39         $.40         $.40         $.42         $.42         $.33         $.22
Expenses to average net assets                 1.06%        1.07%        1.11%        1.10%        1.11%        1.94%        1.87%+
Net investment income to
average net assets                             5.24%        5.07%        5.12%        5.49%        6.01%        4.40%        4.25%+
-----------------
 *Commencement of offering of Class D shares.
**The Manager, at its discretion, waived a portion of its fees for the periods presented.
 +Annualized.
++For the year ended September 30, 1994.

See notes to financial statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman New Jersey Tax-Exempt Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Tax-Exempt Fund, Inc. as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman New Jersey Tax-Exempt Fund, Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
November 3, 1995

Board of Directors

Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel 2
Director or Trustee,
   Various Organizations


William C. Morris 1
Chairman
Chairman of the Board and President,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Daniel Industries, Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Ronald T. Schroeder 1
Managing Director,
   J. & W. Seligman & Co. Incorporated

Robert L. Shafer 3
Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson 2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-Span
Director, Red Man Pipe and Supply Company

Brian T. Zino 1
President
Managing Director,
---------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee


Executive Officers

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary




Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450   Shareholder
                 Services

(800) 622-4597   24-Hour Automated
                 Telephone Access
                 Service

                   Seligman Financial Services, Inc.
                            an affiliate of

                          JWS LOGO GOES HERE

                          J. & W. Seligman & Co.
                               INCORPORATED
                             ESTABLISHED 1864
                    100 Park Avenue, New York, NY  10017


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Tax-Exempt Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.
                                                               TECNJ2 9/95